UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant  ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Golden Minerals Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of 2022 Annual Meeting of Stockholders

To Our Stockholders,

The 2022 annual meeting of stockholders of Golden Minerals Company will be held at 350 Indiana St., first floor conference center, on Thursday, May 26, 2022 at 1:00 p.m. Mountain Time. For instructions on how to attend and vote your shares at the annual meeting, see the information in the accompanying Proxy Statement. The annual meeting of stockholders will be held for the following purposes:

1.	To elect eight directors to hold office until the 2023 annual meeting of stockholders or until their successors are elected;
2.	To ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and
3.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The Board of Directors recommends a vote “FOR” each of the director nominees, and “FOR” Proposal 2.

You are entitled to attend and vote at the virtual annual meeting, or any postponement or adjournment of the meeting, if you are a holder of our common stock at the close of business on March 28, 2022. This Proxy Statement, proxy card and Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2021, are first being sent to stockholders on or around April 14, 2022.

Your vote is important. Whether or not you plan to attend the annual meeting, you are urged to vote as soon as possible to ensure your shares are represented and voted at the annual meeting.

If you are a stockholder of record or “registered stockholder”:

How You Can Vote

We use the “Notice and Access” model permitted by the U.S. Securities and Exchange Commission for distributing our annual meeting materials electronically to certain stockholders. Some stockholders may also automatically receive our annual meeting materials in paper form. You may choose to receive your materials in either format. Please see “Internet Availability of Proxy Materials” on page 1 of the Proxy Statement for more information.

To make sure that your shares are represented at the meeting, please cast your vote by one of the following methods:

Online	Go to www.proxypush.com/AUMN and follow the instructions provided. You will need the Control Number provided on your proxy card.

Telephone	Dial 1-866-858-9426 using a touch-tone telephone and following the menu instructions.

Mail	Complete and sign a paper proxy card or instruction form and mail it in the postage-paid envelope.

During the Meeting	You may vote in person at the meeting.

If you are a beneficial stockholder and hold your shares through a broker, bank or other nominee:

You should follow the instructions in the Notice or voting instructions provided by your broker or nominee. In these cases, you may vote by Internet, telephone or mail. You may vote your shares beneficially held through your broker if you attend the virtual annual meeting and you obtain a legal proxy from your broker giving you the legal right to vote the shares at the virtual annual meeting.

How You Can Access Proxy Materials Online

Important Notice Regarding the Availability of Proxy Materials for the 2022 annual meeting:

The Proxy Statement, Proxy Card and Annual Report to Stockholders for the year ended December 31, 2021 are available on the Internet at http://www.proxydocs.com/AUMN.

April 14, 2022

Cordiallv.

Julie Z. Weedman

Corporate Secretary

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD OR SUBMIT YOUR PROXY AND/OR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT A QUORUM MAY BE REPRESENTED AT THE MEETING. STOCKHOLDERS WHO ATTEND THE MEETING IN PERSON MAY REVOKE THEIR PROXIES AND VOTE IN PERSON ONLINE DURING THE MEETING IF THEY SO DESIRE.

Proxy Statement

GOLDEN MINERALS COMPANY

350 Indiana Street, Suite 650

Golden, Colorado 80401

This Proxy Statement is furnished to the stockholders of Golden Minerals Company (“Golden Minerals,” the “Company,” “we” or “our”) in connection with the solicitation of proxies by the board of directors of Golden Minerals to be voted at the annual meeting of stockholders on May 26, 2022, or at any postponements or adjournments of the annual meeting. Our annual meeting is being held for the purposes set forth in the accompanying Notice of 2022 Annual Meeting of Stockholders. The Proxy Statement, proxy card and Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2021, were made available to stockholders on or about April 14, 2022.

INTERNET AVAILABILITY OF PROXY MATERIALS

We will furnish our proxy materials through a “Notice and Access” model via the Internet in accordance with the rules adopted by the Securities and Exchange Commission (the “SEC”). In accordance with the “Notice and Access” model, we will furnish a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders who will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of proxy materials. The Notice will contain instructions on how to access our proxy materials and how to vote. In addition, stockholders may request proxy materials in printed form by mail or electronically by email by writing to Karen Winkler, Director of Investor Relations, Golden Minerals Company, 350 Indiana Street, Suite 650, Golden, Colorado 80401 or at investor.relations@goldenminerals.com. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to be Held on May 26, 2022: The Proxy Statement, Proxy Card, and Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2021, are available at http://www.proxydocs.com/AUMN.

ABOUT THE MEETING

You have received these proxy materials because our board of directors is soliciting your proxy to vote your common stock at the annual meeting of stockholders to be held on May 26, 2022. This Proxy Statement describes matters on which we would like you to vote at our annual meeting. It also provides you with information on these matters so that you may make an informed decision.

HOW TO ATTEND THE ANNUAL MEETING

All stockholders as of the March 28, 2022 record date (or their duly appointed proxies) may attend the meeting. If you are not a stockholder of record but hold your shares through a broker, bank or other holder of record (i.e., in “street name”) and wish to attend the meeting, you will need to provide proof of beneficial ownership on the record date, such as your most recent account statement as of March 28, 2022, a copy of the voting instruction card

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provided by your broker, bank or other holder of record, or other similar evidence of ownership. Registration and seating will begin at 12:30 P.M. Denver time. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

HOW YOU CAN VOTE

We encourage stockholders to submit their votes in advance of the meeting. You may elect to vote by one of four methods.

If you are a stockholder of record or “registered stockholder”:

Online	Go to www.proxypush.com/AUMN and follow the instructions provided. You will need the Control Number provided on your proxy card.

Telephone	Dial 1-866-858-9426 using a touch-tone telephone and following the menu instructions.

Mail	Complete and sign a paper proxy card or instruction form and mail it in the postage-paid envelope

During the Meeting	You may vote in person at the meeting.

If you are a beneficial stockholder:

You should follow the instructions in the Notice or voting instructions provided by your broker or nominee. In these cases, you may vote by Internet, telephone or mail. You may vote your shares beneficially held through your broker if you attend the virtual annual meeting and you obtain a legal proxy from your broker giving you the legal right to vote the shares at the virtual annual meeting

PROPOSALS FOR THE 2022 ANNUAL MEETING

At our annual meeting, stockholders will vote on the following two items of business:

(1)	To elect eight directors to hold office until the 2023 annual meeting of stockholders; and

(2)	To ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Stockholders will also vote on such other matters as may properly come before the meeting or any postponement or adjournment thereof.

Our board of directors recommends that you vote:

•	FOR the election of each of the eight nominated directors (see “Proposal 1”)
•	FOR the ratification of the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (see “Proposal 2”)

With respect to any other matter that properly comes before the meeting, any of the officers named as proxy holder will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

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SHARES ENTITLED TO VOTE

As of March 28, 2022, the record date for the meeting, we had 162,804,612 shares of common stock outstanding. This amount includes 293,337 shares of unvested restricted common stock issued pursuant to our Amended and Restated 2009 Equity Incentive Plan, which are not entitled to vote at the meeting. Therefore, as of March 28, 2022, 162,511,275 shares of common stock were outstanding and are entitled to vote at the annual meeting. You can vote all of the shares that you owned on the record date. These shares include: (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a stockbroker, bank or other nominee.

Most stockholders hold their shares through a broker or other holder of record rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and we have sent the Notice directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the named proxy holder or to vote in person at the meeting. You may vote by proxy via the Internet or telephone by following the instructions provided in the Notice. If you request printed copies of the proxy materials by mail, you may also vote by filling out the proxy card included with the materials or by calling the toll-free number found on the proxy card.

Beneficial Owner. If your shares are held in a brokerage account, or by a bank or other holder of record, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by that holder together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote and are also invited to attend the annual meeting.

STOCKHOLDERS ENTITLED TO ATTEND THE MEETING

All stockholders as of the March 28, 2022 record date (or their duly appointed proxies) may attend the meeting.

QUORUM

The presence at the meeting, in person or by proxy, of the holders of a majority (over 50%) of the shares of our common stock outstanding and entitled to vote as of the record date will constitute a quorum. There must be a quorum for any action to be taken at the meeting (other than an adjournment or postponement of the meeting). If you properly submit a proxy, even if you abstain from voting or cast a “withhold” vote, then your shares will be counted for purposes of determining the presence of a quorum. If a broker or bank indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the meeting.

HOW YOU MAY VOTE ON EACH PROPOSAL

In the election of directors, you may vote FOR any one or all of the nominees, or your vote may be WITHHELD with respect to any one or all of the nominees. For the ratification of Plante & Moran, PLLC, you may vote FOR or AGAINST the proposal, or you may indicate that you wish to ABSTAIN from voting on the proposal.

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VOTES REQUIRED FOR APPROVAL

Election of Directors. Eight candidates will be elected by a plurality of affirmative votes of the outstanding shares of common stock present at the meeting (either in person or by proxy). That is, the eight candidates that receive the highest number of affirmative votes will be elected to serve on our board of directors. A “withhold” vote with respect to any nominee will not affect the election of that nominee.

Ratification of Plante & Moran, PLLC. The affirmative vote of a majority of the outstanding shares of common stock present at the meeting (either in person or by proxy) and entitled to vote on this matter will be required for ratification. For this proposal, an “abstention” will count as a vote cast and will therefore have the effect of a vote “against” the proposal.

RIGHTS OF DISSENTERS

No action is proposed at this meeting for which the laws of the state of Delaware or our Bylaws provide a right of our stockholders to dissent and obtain appraisal of or payment for such stockholders’ common stock.

HOW PROXIES WILL BE TABULATED AND VOTED

Votes will be tabulated by Donnelley Financial Solutions. We do not expect any matters to be presented for a vote at the meeting other than the matters described in this Proxy Statement. If you grant a proxy, any of the officers named as proxy holder, Warren M. Rehn, Julie Z. Weedman, or their nominee(s) or substitute(s), will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the meeting. If a nominee is not available as a candidate for director, any of the officers named as proxy holder will vote your proxy for another candidate nominated by our board of directors.

Proxies submitted properly will be voted in accordance with the instructions contained therein. If you submit a proxy but do not provide voting directions, the proxy will be voted “FOR” each of the eight director nominees, “FOR” the ratification of the appointment of Plante & Moran, PLLC as our independent registered public accounting firm, and in such manner as the proxy holders named on the proxy determine, in their discretion, upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

If your shares are held through a broker, bank or other nominee (collectively referred to as “brokers”), the broker will vote your shares according to the specific instructions it receives from you. If the broker does not receive voting instructions from you, the broker may vote only on proposals that are considered “routine” matters. Under applicable NYSE rules and guidance, at this year’s annual meeting, your broker may vote without your instructions only on Proposal 2 (the ratification of the appointment of Plante & Moran, PLLC as our independent registered public accounting firm for 2022). The broker’s failure to vote on Proposal 1 (the election of directors), because the broker lacks discretionary authority to do so, commonly referred to as a “broker non-vote”, will not affect the outcome of the vote on that matter.

CHANGING YOUR VOTE

After you have submitted your proxy, you may change the votes you cast or revoke your proxy at any time before the votes are cast at the meeting by (1) delivering a written notice of your revocation to our Corporate Secretary at our principal executive office located at 350 Indiana Street, Suite 650, Golden, Colorado 80401; (2) executing and delivering a later dated proxy card; or (3) by the Internet or telephone by following the voting instructions provided in the Notice. In addition, the powers of the proxy holders to vote your stock will be suspended if you attend the meeting via live audio webcast and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

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SOLICITATION COSTS

The accompanying proxy is solicited on behalf of the Company by its board of directors, and the cost of solicitation will be borne by Golden Minerals. Following the original mailing of the proxies and soliciting materials, directors, officers, and employees of the Company may solicit proxies by mail, telephone, facsimile, email or personal interviews. We will also request banks and brokers to solicit their customers who have a beneficial interest in our common stock registered in the names of nominees, and we will reimburse banks and brokers for their reasonable out-of-pocket expenses in so doing.

PROPOSAL 1 ELECTION OF DIRECTORS

The board of directors unanimously recommends that the Company’s stockholders vote FOR the election of the following eight nominees:

Jeffrey G. Clevenger

Warren M. Rehn

W. Durand Eppler

Deborah J. Friedman

Kevin R. Morano

Terry M. Palmer

Andrew N. Pullar

David H. Watkins

The board of directors has nominated for election at the annual meeting Messrs. Clevenger, Rehn, Eppler, Morano, Palmer, Pullar and Watkins and Ms. Friedman to serve until the 2023 annual meeting of stockholders or until their successors are elected. Each nominee has consented to being named as a nominee.

The eight candidates that receive the highest number of affirmative votes will be elected to serve on our board of directors.

The Company is an “Eligible International Interlisted Issuer” within the meaning of the rules of the Toronto Stock Exchange (the “TSX”) and, accordingly, the Company has been granted an exemption by the TSX from the TSX requirements regarding (i) majority approval for the election of directors, and (ii) the issuance of a news release disclosing director election voting results.

The following table sets forth the name, age, and current positions of each nominee:

Name	Age	Position

Jeffrey G. Clevenger (3)	72	Director, Chairman of the Board of Directors

Warren M. Rehn (1)	67	Director

W. Durand Eppler (2)(4)	68	Director, Chairman of the Corporate Governance and Nominating Committee

Deborah J. Friedman (2)(4)	69	Director

Kevin R. Morano (3)(4)	68	Director, Chairman of the Compensation Committee

Terry M. Palmer (2)	77	Director, Chairman of the Audit Committee

Andrew N. Pullar	49	Director

David H. Watkins (3)	77	Director

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(1)	Mr. Rehn also serves as our President and Chief Executive Officer

(2)	Member of the Audit Committee

(3)	Member of the Compensation Committee

(4)	Member of the Corporate Governance and Nominating Committee

Information regarding each nominee is set forth below, based upon information furnished to us by the nominee.

Nominees for Election

Jeffrey G. Clevenger. Mr. Clevenger has served as Chairman of our board since March 2009. He also served as our President from March 2009 to May 2015 and as our Chief Executive Officer from March 2009 to September 2015. He has 50 years of experience in the mining industry. Mr. Clevenger served as a director and President and Chief Executive Officer of our predecessor, Apex Silver Mines Limited (“Apex Silver”) from October 2004 until March 2009. Mr. Clevenger worked as an independent consultant from 1999 when Cyprus Amax Minerals Company, his previous employer, was sold until he joined Apex Silver in 2004. Mr. Clevenger served as Senior Vice President and Executive Vice  President  of Cyprus  Amax  Minerals  Company  from  1993 to  1998  and  1998 to  1999, respectively,  and  as

President of Cyprus Climax Metals Company and its predecessor, Cyprus Copper Company, a large integrated producer of copper and molybdenum with operations in North and South America, from 1993 to 1999. He was Senior Vice President of Cyprus Copper Company from August 1992 to January 1993. From 1973 to 1992, Mr. Clevenger held various technical, management and executive positions at Phelps Dodge Corporation, including President and General Manager of Phelps Dodge Morenci, Inc. He is a Member of the American Institute of Mining, Metallurgical and Petroleum Engineers and the Metallurgical Society of America. Mr. Clevenger holds a B.S. in Mining Engineering with Honors from the New Mexico Institute of Mining and Technology and is a graduate of the Advanced International Senior Management Program of Harvard University. In determining Mr. Clevenger’s qualifications to serve on our board of directors, the board has considered, among other things, his experience and expertise in the mining industry, including the operating, management, and executive positions he has held previously at several other mining companies.

Warren M. Rehn. Mr. Rehn was appointed President of our Company in May 2015 and appointed Chief Executive Officer and director in September 2015. Mr. Rehn previously served as Senior Vice President, Exploration and Chief Geologist since December 2012 and served as Vice President, Exploration and Chief Geologist since February 2012. From 2007 until February 2012, Mr. Rehn held various positions at Barrick Gold Exploration, Inc., serving most recently as Chief Exploration Geologist for the Bald Mountain and Ruby Hill mining units. From 2005 until 2007, Mr. Rehn was a consulting geologist for Gerson Lehman Group, which provides consulting services to various industries, including geology and mining. Mr. Rehn served as a Consulting Senior Geologist at Placer  Dome Exploration,  Inc. in

2004 and as an independent consulting geologist throughout the Americas from 1994 until 2003. He served as a Senior Geologist at Noranda Exploration, Inc. from 1988 until 1994. Mr. Rehn holds an M.S. in Geology from the Colorado School of Mines and a B.S. in Geological Engineering from the University of Idaho. In determining Mr. Rehn’s qualifications to serve on our board of directors, the board has considered, among other things, his experience in the mining industry, including his exploration and geology expertise and experience at several mining companies, as well as his experience with the Company.

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W. Durand Eppler. Mr. Eppler has served as a director of our Company since March 2009. Mr. Eppler has over 40 years of experience in the natural resources industry and has served since June 2016 as a Managing Director of Capstone Headwaters MB, a private, middle market investment banking institution. Prior to joining Capstone Headwaters MB, Mr. Eppler was, from 2004, founder and partner of Sierra Partners, LLC, a private investment and advisory firm. From June 2005 until August 2008, Mr. Eppler was President and Chief Executive Officer of Coal International Plc, an international coal mining and development company. From 1995 to 2004, Mr. Eppler held various positions at  Newmont Mining  Corporation  and its  subsidiaries,  including  Vice President of  Newmont  Capital, Ltd.

(2002 to August 2004), Vice President, Corporate Development of Newmont Mining Corporation (2001 to 2002), President of Newmont Indonesia (1998 to 2001) and Vice President, Corporate Planning of Newmont Mining Corporation (1995 to 1998). Prior to joining Newmont, Mr. Eppler served as the Managing Director, Metals & Mining for Chemical Securities, Inc., a subsidiary of Chemical Bank (now JPMorgan Chase), where he was responsible for relationship management, technical support, corporate finance services, credit marketing and transaction execution for clients in the global precious metals, industrial and energy resources businesses. He currently serves on the boards of directors of Vista Gold Corporation and Plata Latina Minerals Corporation, and he served on the boards of Frontier Mining Limited, Augusta Resource Corporation, Allied Nevada Gold Corporation and Northern Energy Mining Company. Mr. Eppler holds a B.A. in Geography & Religion from Middlebury College and an M.S. in Mineral Economics from the Colorado School of Mines. Mr. Eppler is a member of the Society of Mining Engineers of A.I.M.E. and a member of the Global Leadership Council, College of Business, Colorado State University. In determining Mr. Eppler’s qualifications to serve on our board of directors, the board has considered, among other things, his experience and expertise in mining industry public and private finance, corporate development in public mining companies, and management in the base and precious metals mining industries.

Deborah Friedman. Ms. Friedman is a retired partner currently serving as senior of counsel at Davis Graham and Stubbs, LLP (“DGS”), a law firm based in Denver, Colorado, where her practice has focused primarily on corporate finance, securities, corporate governance, and domestic and international mergers and acquisitions matters for both publicly traded and privately held companies, with specific expertise in the mining industry. She previously served as senior vice president, general counsel and corporate secretary for Golden Minerals between 2009 and 2015 under an arrangement whereby she split her time between Golden Minerals and DGS. From 2007 to 2009 Ms. Friedman served as senior vice president, general counsel and corporate secretary of Apex Silver Mines  Limited,  predecessor to Golden Minerals. Prior to DGS she spent 16 years working in varied positions including general counsel in the legal departments of Cyprus Amax Minerals Company and AMAX Gold Inc. She has served on the board of directors of Vista Gold (NYSE American: VGZ and TSX: VGZ) since March 2019. In determining Ms. Friedman’s qualifications to serve on our board of directors, the board considered, among other things, her ability to provide expertise on corporate and finance matters as well as mine development and operations.

Ms. Friedman has received numerous accolades and recognition for her work, including being featured in the International Who’s Who of Mining Lawyers by Law Business Research Ltd., and The Best Lawyers in America©. Ms. Friedman holds a Bachelor of Arts Degree in History from the University of Illinois and a Juris Doctor Degree from the University of Michigan Law School.

Kevin R. Morano. Mr. Morano has served as a director of our Company since March 2009. He has over 35 years of experience in the mining industry. Mr. Morano has been Managing Principal of KEM Capital LLC, a private equity investment company and provider of management advisory services, since March 2007. Prior to forming his own company, Mr. Morano held a number of senior executive positions at major American public companies including a 21-year career at ASARCO Incorporated, a global copper mining company and specialty chemicals and aggregates producer, which was acquired by Grupo Mexico in December 1999. At ASARCO,

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Mr. Morano served in various senior executive capacities including President and Chief Operating Officer, Executive Vice President and Chief Financial Officer. He currently serves as a director of Bear Creek Mining Company, and he served as a director of Southern Peru Copper Corporation, Coeur d’Alene Mines and Apex Silver. From March 2002 to March 2007, Mr. Morano was employed at Lumenis Ltd initially as Chief Financial Officer and subsequently as Senior Vice President for Marketing and Business Development. From May 2000 through October 2001, Mr. Morano served as the Chief Financial Officer of Exide Technologies. Mr. Morano holds a B.Sc. in Finance from Drexel University and an M.B.A. from Rider University. In determining Mr. Morano’s qualifications to serve on our board of directors, the board has considered, among other things, his experience and expertise in the mining industry, public and private finance and management experience at public mining companies.

Terry M. Palmer. Mr. Palmer has served as a director of our Company since March 2009. He has over 40 years of financial, management and accounting experience with a particular focus on the mining industry. For the period January 2003 to December 2016, Mr. Palmer worked on a part-time basis as a principal of the CPA firm of Marrs, Sevier & Company LLC. He spent 36 years at Ernst & Young LLP where  he rose  from a staff position to partner responsible for audit and advisory services to major  international mining companies and serving as the technical consulting partner for SEC-related business. Mr. Palmer previously served as a director of Allied Nevada Gold  Corp,  Sunward  Resources Ltd.  and  Apex  Silver. Mr. Palmer holds a  B.Sc. in  Business  Administration  from

Drake University and an M.B.A. from the University of Denver. He is a retired certified public accountant. In determining Mr. Palmer’s qualifications to serve on our board of directors, the board has considered, among other things, his experience and expertise as an audit partner at Ernst & Young LLP focused on public mining companies, his knowledge about and experience in the types of accounting and financial issues faced by public mining companies, and his experience as a director of exploration, development, and small public mining companies.

Andrew N. Pullar. Mr. Pullar has served as a director of our Company since July 2013. Mr. Pullar is the Managing Partner and director of Sentient Equity Partners, an independent private equity investment firm specializing in the global resources industry. Sentient, through the Sentient executive funds, is the Company’s largest stockholder holding approximately 23.2% of our outstanding common stock as of March 17, 2021. Prior to founding Sentient Equity Partners in 2017, Mr. Pullar was the Chief Executive Officer of The Sentient Group which he joined in 2009. From 2004 to 2009, Mr. Pullar worked as a portfolio manager for Baker Steel Capital Managers in London and Sydney.  Prior to this, Mr.  Pullar was  a  senior  metals  and mining   analyst  at  AME  Mineral  Economics in Sydney,

worked as a mining engineering consultant for Behre Dolbear in London and Sydney, and served in various mining engineering and production positions at De Beers and Gold Fields in South Africa. Mr. Pullar is currently a director of Rincon Limited, ECI Exploration and Mining Inc. and Brazil Potash Corp. and holds various directorship positions on funds managed by Sentient Equity Partners. Mr. Pullar previously served as a director of Pershimco Resources Inc., Sentient China Investments Ltd. and Sentient China Titanium Investments Ltd. Mr. Pullar holds a degree in Mining Engineering from the University of the Witwatersrand, a South African Mine Managers Certificate and the U.K. Society of Investment Professionals Investment Manager Certificate. He is also a member of the Australasian Institute of Mining and Metallurgy. In determining Mr. Pullar’s qualifications to serve on our board of directors, the board has considered, among other things, his engineering and analyst experience and expertise in the minerals and mining industry, and his executive experience in management of The Sentient Group and Sentient Equity Partners.

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David H. Watkins. Mr. Watkins has served as a director of our Company since March 2009. He has over 50 years of experience in the mining industry, working as a senior executive with major mining companies and junior exploration and development companies. From 2011 to 2016, Mr. Watkins served as Chairman of Atna Resources Ltd. (“ATNA”), a company engaged in the exploration, development and production of gold properties. Mr. Watkins previously served ATNA as Executive Chairman from June 2010 to June 2011 and Chief Executive Officer from March 2000 to June 2010. From 1993 to 1999, Mr. Watkins served as Senior Vice President, Exploration of Cyprus Amax Minerals Company, a producer of commodities including copper, gold, molybdenum, lithium and coal. Prior  to  his employment with Cyprus Amax, Mr. Watkins served as President of Minova Inc., a producer of precious metals and base metals from mining operations in Canada. Mr. Watkins currently serves on the boards of directors of a number of companies, including Euro Resources S.A., Enduro Metals Corporation, and Commander Resources Ltd. Mr. Watkins previously served on the boards of Argonaut Gold Inc., Rio Novo Gold Inc., Camino Minerals Corporation, Valley High Ventures, Maudore Minerals Ltd., Canplatts Inc., Bearing Lithium Corporation and Landdrill International Inc. Mr. Watkins holds a B.A. in Geology from Queen’s University at Kingston, and an M.S. in Geology from Carleton University, Ottawa, and is a graduate of the Executive Business Program of the University of Western Ontario. Mr. Watkins is a member of the Canadian Institute of Mining and Metallurgy, Geological Association of Canada, Geological Society of Nevada and Prospectors and Developers Association of Canada. In determining Mr. Watkins’ qualifications to serve on our board of directors, the board has considered, among other things, his experience and expertise in mineral exploration for base and precious metals in South America and other regions, and his experience as an executive or director of small public mining companies like our company and familiarity with the technical exploration, financing, and management issues faced by such companies.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The board of directors, pursuant to the recommendation of the Audit Committee of the board of directors, unanimously recommends that the Company’s stockholders vote FOR the ratification of the appointment of Plante & Moran, PLLC (“Plante & Moran”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

The affirmative vote of the holders of a majority of the common stock entitled to vote and represented in person or by proxy at the annual meeting is required to ratify the selection of our independent registered public accounting firm for the fiscal year 2022. In the event the ratification is not approved by the required number of holders, the Audit Committee may reconsider, but will not necessarily change, its selection of Plante & Moran to serve as our independent registered public accounting firm. A representative of Plante & Moran is expected to attend the meeting and will have an opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

The following table sets out the aggregate fees billed by our principal accountant, Plante & Moran, related to the fiscal years ended December 31, 2021 and 2020 for the categories of fees described.

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	Fiscal Year Ended December 31,
	2021	2020

Audit Fees (1)	$ 228,000	$210,000

Audit Related Fees	$	$-

Tax Fees	$ 52,500	$47,500

All Other Fees	$ 20,500	$45,040

Total Fees	$ 301,000	$302,540

(1)	“Audit fees” include fees for services rendered for the audit of our annual financial statements and reviews of our quarterly financial statements.
(2)	“Tax fees” relate to professional services rendered for tax compliance, tax advice and tax planning.
(3)	All other fees include fees for the provision of consents and comfort letters.

The Audit Committee charter includes certain policies and procedures regarding the pre-approval of audit and non-audit services performed by an outside accountant. The Audit Committee is required to pre-approve all engagement letters and fees for all auditing services (including providing comfort letters in connection with securities underwritings) and non-audit services performed by the outside auditors, subject to any exception under Section 10A of the Securities Exchange Act of 1934 and any rules promulgated thereunder. Pre-approval authority may be delegated to a committee member or a subcommittee, and any such member or subcommittee must report any decisions to the full committee at its next scheduled meeting. All of the fees and services provided by Plante & Moran during 2021 and 2020 were approved by the Audit Committee pursuant to its pre-approval policy as provided in the Audit Committee charter.

THE BOARD AND ITS COMMITTEES

Meetings and Committees of the Board of Directors

During 2021, our board of directors held four meetings. Each incumbent director attended all meetings of the board of directors and committees of the board of directors on which he served.

Audit Committee. We have a standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee met four times during 2021. Our Audit Committee is currently comprised of Terry Palmer (Chairperson), Randy Eppler and Deborah Friedman. Each of the members of the Audit Committee is independent and financially sophisticated, as defined by the NYSE American listing standards. Our board of directors has determined that Mr. Palmer, the Audit Committee Chairman, qualifies as an “Audit Committee Financial Expert” as that term is defined in rules promulgated by the SEC. The Audit Committee is responsible for the selection, compensation, retention and oversight of the independent auditor, which reports directly to the Audit Committee. The Audit Committee also assists the board of directors in reviewing and oversight of the quality and integrity of the Company’s accounting, auditing and financial reporting practices. The Audit Committee regularly reviews the Company’s financial statements and reports, earnings press releases, financial reporting process, system of internal controls, and compliance with applicable law.

The board of directors has adopted a written charter for the Audit Committee that may be viewed on Golden Minerals’ website at: www.goldenminerals.com/_resources/governance/GLDN_Audit_Committee_Charter.pdf.

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Compensation Committee. The Compensation Committee met two times during 2021 and is currently comprised of Kevin Moran (Chairperson), Jeffrey Clevenger and David Watkins. Each member of the Compensation Committee is independent as defined by the NYSE American listing standards. The principal responsibilities of the Compensation Committee are to establish policies and periodically determine matters involving executive compensation, recommend changes in employee benefit programs, grant or recommend the grant of stock options and stock awards under our Amended and Restated 2009 Equity Incentive Plan, and provide counsel regarding key personnel selection. The Compensation Committee has authority to retain such compensation consultants, outside counsel and other advisors as the Committee in its sole discretion deems appropriate. The Compensation Committee has not engaged the services of or paid a fee to any compensation consultant or other third party to evaluate or assist with the evaluation of the Company’s compensation arrangements.

The board of directors has adopted a charter for the Compensation Committee that may be viewed on Golden Minerals’ website at: www.goldenminerals.com/_resources/governance/GLDN_Compensation_Comm_Charter.pdf.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee, which met two times during 2021, is currently comprised of Randy Eppler (Chairperson), Kevin Morano and Deborah Friedman. Each member of the Corporate Governance and Nominating Committee is independent as defined by the NYSE American listing standards. The Corporate Governance and Nominating Committee is responsible for overseeing and evaluating the board’s performance, selecting and evaluating prospective director nominees and reviewing board and board committee compensation. The Corporate Governance and Nominating Committee also oversees and provides advice to the board of directors regarding our corporate governance policies, practices and procedures.

The board of directors has adopted a charter for the Corporate Governance and Nominating Committee that may be viewed on Golden Minerals’ website at:

www.goldenminerals.com/_resources/governance/GLDN_Corp_Gov_Nominating_Comm%20Charter.pdf.

The Role of the Corporate Governance and Nominating Committee in the Nomination Process

In identifying and recommending nominees for positions on our board of directors, our Corporate Governance and Nominating Committee places emphasis on the following criteria, among others:

•	Judgment, character, expertise, skills and knowledge useful to the oversight of our business;
•	Business or other relevant experience; and
•

The extent to which the interplay of the nominee’s expertise, skills, knowledge and experience with that of other members of our board of directors will contribute to a board that is effective, collegial and responsive to the needs of the Company.

Our Corporate Governance and Nominating Committee does not set specific, minimum qualifications that nominees must meet in order for the Corporate Governance and Nominating Committee to recommend them to our board of directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of our board of directors. In considering diversity, we consider diversity of viewpoints, backgrounds and experience. We do not, however, have any formal policy regarding diversity in identifying nominees for a directorship, but rather consider it among the various factors relevant to any particular nominee. Our Corporate Governance and Nominating Committee evaluates possible candidates in detail and suggests individuals to explore in more depth. In the event that we decide to fill a vacancy that exists or we decide to increase the size of the board of directors, our Corporate Governance and Nominating Committee will identify, interview and examine, and make recommendations to the board of directors regarding appropriate candidates. We identify potential candidates principally through suggestions from the Company’s directors and senior management. Our President and Chief Executive Officer and board members may also seek candidates

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through informal discussions with third parties. We also consider candidates recommended or suggested by stockholders.

Board Independence and Leadership Structure

Our board of directors has determined that each of our directors, other than Mr. Rehn, our President and Chief Executive Officer, and Mr. Pullar, is independent as defined by the NYSE American listing standards.

Mr. Rehn serves as our President and Chief Executive Officer. Mr. Rehn succeeded Mr. Clevenger, who served as our President to May 2015 and as our Chief Executive Officer to September 2015. Mr. Clevenger has served as our Chairman of the board of directors since the Company’s inception in March 2009. The board believes that the Company is best served by a Chairman who has been actively involved with the Company and is therefore able to bring a significant depth of knowledge about the Company to the role of Chairman. Pursuant to NYSE American listing standards, any individual who was employed by the Company during the preceding three years is not considered to be independent. Because this three-year period elapsed on September 1, 2018 for Mr. Clevenger, the board of directors has determined that he may now be considered to be independent.

The board has determined that Mr. Pullar is not an independent director, in part, because he is the Managing Partner and Director of Sentient Equity Partners (and was previously Chief Executive Officer of The Sentient Group). Sentient, through the Sentient executive funds, is the Company’s largest stockholder, holding approximately 23.1% of the Company’s outstanding common stock. Additionally, pursuant to an agreement entered into between the Company and a fund managed by The Sentient Group in connection with its initial investment in the Company in a 2009 private placement, the Company agreed to nominate one individual designated by The Sentient Group for election to the Company’s board of directors.

We believe that our current board leadership structure is appropriate as a majority of our board of directors are independent directors.

The Board’s Role in Risk Oversight

It is management’s responsibility to manage risk and bring to the board of directors’ attention any material risks to the Company. The board of directors has oversight responsibility through its Audit Committee, which oversees the Company’s risk policies and processes relating to the financial statements and financial reporting processes and the guidelines, policies and processes for mitigating those risks.

Stockholder Nominations

The Corporate Governance and Nominating Committee will receive, review and evaluate director candidate recommendations from stockholders. The Corporate Governance and Nominating Committee has adopted written procedures to be followed by stockholders in submitting such recommendations. Candidates proposed by stockholders will be evaluated by the Corporate Governance and Nominating Committee in the same manner as candidates that are not proposed by stockholders. While stockholders may propose director nominees at any time, we must receive the required notice (described below) on or before the date set forth in the prior year’s annual proxy statement under the heading “Stockholder Proposals” in order for a proposed nominee to be considered by the Corporate Governance and Nominating Committee in connection with our next annual meeting of stockholders (typically held in May of each year).

Stockholders wishing to recommend a director candidate to serve on the board may do so by providing advance written notice to the Chairman of the Corporate Governance and Nominating Committee that identifies the candidate and includes certain information regarding the nominating stockholder and the candidate. A description of the required notice is available on our website at:

www.goldenminerals.com/_resources/governance/GLDN_Procedures_Shareh_Nom_Dir.pdf.

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A stockholder nominee for director should be a person of integrity committed to devoting the time and attention necessary to fulfill his or her duties to Golden Minerals. The Corporate Governance and Nominating Committee will evaluate the independence of directors and potential directors nominated by stockholders, as well as his or her business experience, specialized skills and other experience. Diversity of background and experience, including diversity of race, ethnicity, international background, gender and age, are also important factors in evaluating candidates for board membership. In considering diversity, we consider diversity of viewpoints, backgrounds and experience. The Corporate Governance and Nominating Committee will also consider issues involving possible conflicts of interest of directors or potential directors.

The information noted on our website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated herein or into any of our other filings with the SEC.

Communication with the Board

We have established a process for security holders to communicate with the board of directors. Securityholders wishing to communicate with the board of directors of Golden Minerals should send an email, write or telephone Karen Winkler, Director of Investor Relations, at:

Golden Minerals Company

350 Indiana Street, Suite 650

Golden, Colorado 80401

Telephone: (303) 839-5060

Email: investor.relations@goldenminerals.com

Any such communication must state the type and amount of Golden Minerals securities held by the securityholder and must clearly state that the communication is intended to be shared with the board of directors, or if applicable, with a specific committee of the board. Ms. Winkler will forward any such communication to the members of the board or specific board committee.

Director Attendance at the Annual Meeting

All members of the board of directors are encouraged, but not required, to attend the annual meeting of stockholders. All board members at the time of the 2021 annual meeting of stockholders held on May 13, 2021, attended the meeting.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee is currently comprised of Kevin Morano, Jeffrey Clevenger and David Watkins. Each member of the Compensation Committee is independent as defined by NYSE American listing standards. With the exception of Mr. Clevenger, who was our President to May 2015 and our Chief Executive Officer to September 2015, no other member of the Compensation Committee has ever been an officer or employee of Golden Minerals or any of its subsidiaries. None of the individuals on our Compensation Committee had any reportable transactions with Golden Minerals or any of its subsidiaries in 2021. None of our current executive officers have served as a director or member of the compensation committee (or equivalent thereof) of another entity.

Director Compensation

Our directors who are also our employees receive no fees for board service. Currently, Mr. Rehn is the only director who is also an employee. The compensation for the non-employee directors of Golden Minerals includes the following: (i) a $20,000 annual cash retainer, (ii) a $1,000 cash fee for each board meeting that the director attends in person or by telephone, (iii) a $1,000 cash fee for each committee meeting that the director attends in person or by telephone, (iv) an additional $30,000 cash retainer for the Chairman of the board, and (v) an additional $5,000

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annual cash retainer for the Chairman of the Audit Committee. Retainer payments are typically made on the date of the annual stockholders meeting for service until the next annual meeting. We also reimburse our directors for all reasonable out-of-pocket costs incurred by them in connection with their services.

Non-employee directors may receive discretionary grants of restricted stock units under our Non-Employee Directors Deferred Compensation and Equity Award Plan (the “Deferred Compensation Plan”), an award program pursuant to our Amended and Restated 2009 Equity Incentive Plan. Restricted stock units typically vest on the first anniversary of the grant date, and the recipient director is entitled to receive one unrestricted share of common stock for each vested restricted stock unit upon the termination of the director’s service on our board of directors. Our directors are also eligible to receive other equity awards, including stock options, stock appreciation rights, restricted stock units and other stock awards pursuant to our Amended and Restated 2009 Equity Incentive Plan. In May 2021, we awarded each of our directors 50,000 restricted stock units.

The table below sets forth all compensation awarded to our non-employee directors during 2021:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Stock Options ($)	Total ($)
Jeffrey G. Clevenger(2)	56,000	33,500	—	89,500

W. Durand Eppler	33,000	33,500	—	66,500

Deborah J. Friedman(3)	11,000	37,000		48,000

Kevin R. Morano	28,000	33,500	—	61,500

Terry M. Palmer	38,000	33,500	—	71,500

Andrew N. Pullar(4)	—	33,500	—	33,500
David H. Watkins	33,000	33,500	—	66,500

(1)

Amounts represent awards of 50,000 restricted stock units made to non-employee directors (other than Ms. Friedman, who was not then a director) on May 13, 2021, multiplied by the NYSE American closing price of our common stock on the grant date. The restricted stick units vest on the earlier of (i) the first anniversary of the grant date, and (ii) a change of control of the Company.

(2)	As a non-employee director, Mr. Clevenger receives regular board compensation, as described above, plus an additional annual $30,000 retainer for his service as Chairman of the board.

(3)

Deborah Friedman was appointed to the Board of Directors on December 9, 2021. In connection with her appointment, she received an award of 100,000 restricted stock units. The NYSE American closing price of our common stock on the date of grant was $0.37 per share.

(4)

As a result of certain internal requirements of Sentient Equity Partners, Andrew Pullar does not receive cash compensation for his service on the board of directors, and Andrew Pullar will remit to Sentient Equity Partners any common stock issued to him pursuant to the restricted stock units reported in this table.

EXECUTIVE COMPENSATION

Summary Compensation Table

Compensation information is set forth below for the named executive officers of Golden Minerals through December 31, 2021, including our current principal executive officer and one other officer that was our most highly compensated executive officer during 2021. We have not entered into employment agreements with any of our executive officers but have certain arrangements regarding payments following termination of employment. For a

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description of these arrangements, see “—Post-Employment Payments”. All executives are employed on an at-will basis.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation (2) ($)	Total ($)

Warren M. Rehn	2021	330,000	231,000	767,000	—	—	13,986	1,341,986

President and Chief Executive Officer	2020	330,000	—	320,000	—	—	13,480	663,480

Robert P. Vogels	2021	270,000	135,000	356,350	—	—	12,227	773,577

Senior Vice President and Chief Financial Officer	2020	270,000	—	128,000	—	—	11,702	409,702

(1)

Stock-based compensation cost for stock awards is measured based on the closing fair market value of the Company’s common stock on the date of grant, in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). See footnote 15 of the Notes to the Consolidated Financial Statements for the year-ended December 31, 2021, included in our Annual Report to Stockholders, for a discussion of the grant date fair value. On February 26, 2021, Mr. Rehn and Mr. Vogels received 300,000 KELTIP Units and 180,000 KELTIP Units respectively pursuant to the Company’s 2013 Key Employee Long Term Incentive Plan with a fair market value of $231,000 and 138,600 respectively. On May 13, 2021, Mr. Rehn and Mr. Vogels received 1,100,000 KELTIP Units and 505,000 KELTIP Units, respectively, pursuant to the Company’s 2013 Key Employee Long Term Incentive Plan, with a fair market value of $737,000 and $338,350, respectively. On May 21, 2020, Mr. Rehn and Mr. Vogels received 1,000,000 KELTIP Units and 400,000 KELTIP Units, respectively, pursuant to the Company’s 2013 Key Employee Long Term Incentive Plan, with a fair market value of $320,000 and $128,000, respectively.

(2)	Amounts shown as “All Other Compensation” include contributions to the Company’s 401(k) Plan, life insurance premiums paid on behalf of each of the named executive officers and other items.

In May 2014, our stockholders approved amendments to the Company’s 2009 Equity Incentive Plan, adopting the Amended and Restated 2009 Equity Incentive Plan (the “Equity Plan”), pursuant to which awards of the Company’s common stock may be made to officers, directors, employees, consultants and agents of the Company and its subsidiaries. The number of shares available under our Equity Plan is equal to 10% of our outstanding shares of common stock, plus shares issuable upon exercise of our derivative securities (other than derivative securities granted pursuant to the Equity Plan). As of March 28, 2022, the total number of authorized shares for the purposes of determining the number of shares available under the Equity Plan is 17,560,846 (calculated based on 162,804,612 shares of common stock outstanding plus 12,803,846 shares issuable upon exercise of outstanding warrants (the “Outstanding Float”)), of which 3,684,158 shares (or approximately 2.1% of the Outstanding Float) currently remain available for issuance, and an aggregate of 10,083,372 shares (or approximately 5.74% of the Outstanding Float) are issuable under outstanding awards that have been granted under the Equity Plan. The maximum number of shares of common stock that may be issued (i) to any participant pursuant to awards under the plan (other than options or stock appreciation rights) that are intended to qualify as performance based compensation under the Internal Revenue Code must not exceed 500,000 shares, and (ii) to certain employees for the purposes of the Internal Revenue Code in respect of options or stock appreciation rights must not exceed 2,000,000 shares (or approximately 1.13% of the Outstanding Float) during any calendar year. In addition, the aggregate fair market value of common stock with respect to which incentive stock options are exercisable for the first time by an optionholder under the Equity Plan or any other option plan of the Company must not exceed $100,000 in any calendar year. Options and other equity incentive awards under the Equity Plan may vest in periodic installments or may be fully vested at the time of grant, as determined by our board of directors. Options under the plan generally may have a term of up to 10 years, except in the case of certain participants where the term of options is limited to a term of up to 5 years. The exercise price of options is not less than 100% of the fair market value of the common stock on the date the option is granted, except in certain instances where the exercise price is set at 110% of such fair market value. Options and other equity awards granted under the Equity Plan are generally not transferable except by will or by the laws of descent and distribution, or unless otherwise specified by our board of directors. Our board of directors

Page	15

may amend the plan from time to time, provided that no amendment will be effective unless approved by the stockholders of the Company to the extent necessary to satisfy the requirements of applicable law or rules of any applicable securities exchange.

In accordance with the requirements of Section 613 of the TSX Company Manual, our annual burn rate under the Equity Plan as of the end of the fiscal years December 31, 2021, 2020 and 2019 was 1.46%, 1.882% and 1.60%, respectively. The annual burn rate is calculated by dividing (1) the total number of securities granted under the Equity Plan during the applicable fiscal year by (2) the weighted-average number of outstanding shares during the applicable fiscal year.

In December 2013, the board of directors approved and the Company adopted the 2013 Key Employee Long-Term Incentive Plan (the “KELTIP”), which became effective immediately. The KELTIP provides for the grant of units (“KELTIP Units”) to certain officers and key employees of the Company, which units will, once vested, entitle such officers and employees to receive, at the Company’s option, an amount, in cash or in Company common stock issued pursuant to a stockholder approved plan, measured generally by the price of the Company’s common stock on the settlement date. Units are not an actual equity interest in the Company and are solely unfunded and unsecured obligations of the Company that are not transferable and do not provide the holder with any stockholder rights. Payment of the settlement amount of vested KELTIP Units may be deferred until the earlier of a change of control of the Company or the date the grantee ceases to serve as an officer or employee of the Company and may be made in cash or common stock granted pursuant to the Equity Plan or another plan that may in the future be approved by the Company’s stockholders.

Equity Compensation Plan Information

The following table includes information regarding our equity compensation plans as of December 31, 2021:

Plan Category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities reflected in Column (a))

Equity compensation plans approved by security holders	9,340,038	(1)	0.56	2,853,773

Equity compensation plans not approved by security holders	—		—	—

Total	9340,038		0.56	2,853,773

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(1)

The amount of shares reported in column (a) includes (i) 4,010,038 restricted stock units pursuant to the Deferred Compensation Plan for non-employee directors, pursuant to which the same number of shares are issuable to directors upon their cessation of service as directors, none of which have not vested and (ii) 5,330,000 KELTIP Units, pursuant to which the same or a lesser number of shares may be issued to Messrs. Rehn and Vogels upon their termination of employment or a change of control, all of which have vested. Each of the Deferred Compensation Plan and the KELTIP is an award program pursuant to our Equity Plan. For additional information regarding the Deferred Compensation Plan and the KELTIP, see “The Board and its Committees—Director Compensation” and “Executive Compensation—Summary Compensation Table”, respectively. Note that the number of shares available under the Equity Plan will automatically increase or decrease from time to time to 10% of the Company’s outstanding shares of common stock, plus 10% of shares issuable upon exercise of the Company’s outstanding warrants. For additional information regarding the Equity Plan, see “Executive Compensation—Summary Compensation Table” above.

Outstanding Equity Awards at Fiscal Year-End Table

The following table shows the equity awards held by our named executive officers on December 31, 2021.

Stock Awards
	Option Awards				Equity Incentive Plan Awards:	Equity Incentive Plan Awards:
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)

Warren M. Rehn	—	—	—	—	—	—

Robert P. Vogels	—	—	—	—	—	—

Post-Employment Payments

Termination Not in Connection with a Change of Control. All of our full-time salaried employees, including each of our executives, are covered by our Severance Compensation Plan. If an executive’s employment is terminated by us other than for cause (as defined in the plan) and such termination is not in connection with or following a change of control, death, disability or retirement, the executive is entitled to receive a lump sum payment equal to the executive’s then current annual salary. We will also pay to the executive an amount equal to the difference between the monthly medical and/or dental premiums the executive was paying immediately prior to termination of employment and the total COBRA premium due in order to continue such insurance coverage. Our Incentive Bonus Plan provides that in such circumstances, the executive will be entitled to receive an amount equal to the executive’s target bonus percentage, multiplied by the amount of annual salary paid to the executive through the date of termination. No executive who is terminated for cause, terminates or otherwise voluntarily leaves his or her employment, or whose employment is terminated as a result of death, disability or retirement, is entitled to receive any benefits under the Severance Compensation Plan.

In addition, restrictions on unvested restricted shares will lapse and unvested KELTIP units will vest upon an executive’s termination of employment without cause, or as a result of the executive’s death, disability or

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retirement. If an executive’s employment terminates for any other reason, including for cause, prior to the scheduled vesting date of restricted shares or KELTIP units, the shares and units, respectively, are forfeited upon termination unless otherwise determined by the Company. Upon an executive’s retirement or termination without cause, all unvested options vest. If an executive’s employment terminates for cause or in the case of disability or death, all unvested options will immediately terminate. For the purpose of our restricted share and option awards, “retirement” means an executive’s termination of employment from the Company and a cessation of work in the executive’s profession as determined at the discretion of the board of directors or designated committee (i) on or after attaining age 55 and completing at least ten years of service, or (ii) on or after attaining age 62.

If the termination of employment of one of our named executive officers had occurred as of December 31, 2021 in a manner that would have entitled him to payment pursuant to the Severance Compensation Plan, we estimate the following amounts would have been due.

	Severance Payment (Salary)(1) ($)	Severance Payment (Bonus)(2) ($)	Health Insurance Premiums(3) ($)	Stock Awards(4) ($)	Total ($)

Warren M. Rehn	330,000	231,000	30,745	1,312,500	1,904,245

Robert P. Vogels	270,000	135,000	31,716	553,000	989,716

(1)	Reflects executive’s annual salary for the year ended December 31, 2021.
(2)	Reflects target bonus amounts for the year ended December 31, 2021, which for Mr. Rehn was 70% of his annual base salary and for Mr. Vogels was 50% of his annual base salary.
(3)	We currently pay 100% of group health insurance premiums for medical and dental benefits. Amounts shown reflect 12 months of such premiums at rates in effect at December 31, 2021.
(4)

Reflects the value of outstanding KELTIP awards calculated at $0.35 per share, the closing price of our common stock on the last trading day of 2021 (December 31, 2021) as reported on the NYSE American.

Termination in Connection with a Change of Control. We have entered into a Change of Control Agreement, as amended, with each of our named executive officers. Payments under a Change of Control Agreement are in lieu of payments pursuant to our Severance Compensation Plan and are triggered only if one of the following events occurs within two years after a change of control: (1) termination of employment by us other than for cause, disability or death, or (2) termination of employment by the executive for good reason. Upon the occurrence of a change of control, all restricted stock is no longer subject to restrictions, all unvested options vest, and all unvested KELTIP units vest in full. The amounts shown in the table below assume the occurrence of a change of control and one of the triggering termination events on December 31, 2021. These amounts are estimates of the amounts that would have been paid to the named executive officers upon the occurrence of such events. Actual future amounts can only be determined at the time of the named executive officer’s termination of employment. If payments made to the executive would subject the executive to the excise tax imposed by Section 4999 of the Internal Revenue Code, the executive would be entitled to receive an additional gross-up payment to cover the excise tax. Receipt of benefits upon termination is subject to the execution of a general release of claims by the named executive officer or his beneficiary.

	Cash Severance Payment (Salary)(1) ($)	Cash Severance Payment (Bonus)(2) ($)	Health Insurance Premiums(3) ($)	Other Insurance Benefits(4) ($)	Stock Awards(5) ($)	Total ($)

Warren M. Rehn	660,000	462,000	61,490	5,000	1,312,500	2,500,990

Robert P. Vogels	540,000	270,000	63,432	5,000	553,000	1,431,432

(1)

Each of Mr. Rehn and Mr. Vogels is entitled to receive two times his highest annual base salary during the term of the Change of Control Agreement. At December 31, 2021, the highest annual base salary for Mr. Rehn was $330,000 and for Mr. Vogels was $270,000. This amount must be paid in a lump sum within 10 business days after the date of termination of employment.

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(2)

Each of Mr. Rehn and Mr. Vogels is entitled to receive two times his respective target bonus amount. At December 31, 2021, the target bonus percentage for Mr. Rehn was 70% of his annual base salary and for Mr. Vogels was 50% of his annual base salary. This amount must be paid in a lump sum within 10 business days after the date of termination of employment.

(3)

We will pay, on each executive’s behalf, the portion of premiums of the Company’s group health insurance, including coverage for his eligible dependents, that the Company paid immediately prior to the date of termination (“COBRA Payments”) for the period that such executive is entitled to coverage under COBRA, but not to exceed 24 months for Mr. Rehn and Mr. Vogels. We will pay such COBRA Payments for the executive’s eligible dependents only for coverage for those dependents that were enrolled immediately prior to the date of termination. The executive will continue to be required to pay that portion of the premium of his health coverage, including coverage for eligible dependents that he was required to pay as an active employee immediately prior to the date of termination. If the executive is for any reason not eligible for coverage under COBRA for the full 24 month period, as applicable, we will pay to the executive a lump sum in an amount equal to the product of (i) the amount of the COBRA payment paid on his or her behalf for the final month of the COBRA Period and (ii) the number of months by which the executive’s period of COBRA coverage was less than 24 months. Amounts shown in the table above are not discounted to present value.

(4)

For the 24-month period immediately following the date of termination, we have agreed to provide to the executive, at a cost not to exceed an aggregate of $5,000, life, disability, and accident insurance benefits substantially similar to those that the executive was receiving immediately prior to the termination of employment. For the purpose of the above table, we have assumed that a benefit in the aggregate amount of $5,000 will be provided for the named executives.

(5)

Reflects the value of outstanding KELTIP awards calculated at $0.35 per share, the closing price of our common stock on the last trading day of 2021 (December 31, 2021) as reported on the NYSE American.

Risk Management

The board has determined that risks arising from our compensation policies and practices for our executives and employees are not reasonably likely to have a material adverse effect on the Company. The Compensation Committee and board of directors assess our compensation policies and practices from time to time to ensure that the incentives provided in our compensation arrangements do not emphasize short-term risk taking at the expense of decisions likely to enhance stockholder value over the long term.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review of Related Person Transactions

We do not have a formal written policy for the review and approval of transactions with related parties. However, the Audit Committee Charter and our Code of Ethics and Business Conduct each provide guidelines for reviewing any “related party transaction”. In particular, the Audit Committee Charter requires that the Audit Committee review any transaction involving Golden Minerals and a related party at least once a year or upon any significant change in the transaction or relationship. Additionally, our Code of Ethics and Business Conduct prohibits conflicts of interest and provides non-exclusive examples of conduct that would violate the prohibition. If any of our employees are unsure as to whether a conflict of interest exists, the employee is instructed to consult with a specified compliance officer.

We annually require each of our directors and executive officers to complete a directors’ or officers’ questionnaire, respectively, that elicits information about related party transactions. Our board and legal counsel annually review all transactions and relationships disclosed in the directors’ and officers’ questionnaires, and the board makes a

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formal determination regarding each director’s independence. If a director were determined no longer to be independent, that director, if he or she serves on any of the Audit Committee, the Corporate Governance and Nominating Committee, or the Compensation Committee, would be removed from such committee prior to (or otherwise would not participate in) any future meetings of the committee. If the transaction were to present a conflict of interest, the board would determine the appropriate response.

Sentient Relationship

Current board member Andrew Pullar was appointed to the board of directors in July 2013. Mr. Pullar is the Managing Partner and Director of Sentient Equity Partners, and, prior to founding Sentient Equity Partners in 2017, Mr. Pullar was the Chief Executive Officer and a director of The Sentient Group. The board has determined that Mr. Pullar is not an independent director under NYSE American and SEC rules, in part, because of his previous officer and director role with The Sentient Group and his current officer and director role with Sentient Equity Partners. Mr. Pullar receives the same equity compensation for service as a non-employee director as is currently provided to the other non-employee directors. Through March 28, 2022, we have awarded Mr. Pullar 620,922 restricted stock units pursuant to the Company’s Non-Employee Directors Deferred Compensation and Equity Award Plan. As a result of certain internal requirements of Sentient Equity Partners, Mr. Pullar does not receive cash compensation for his service on the board of directors, and Mr. Pullar will remit to Sentient Equity Partners any common stock issued to him pursuant to the restricted stock units he receives.

Pursuant to an agreement entered into between the Company and a fund managed by The Sentient Group in connection with its initial investment in the Company in a 2009 private placement, the Company agreed to nominate one individual designated by The Sentient Group for election to the Company’s board of directors.

Indemnification Agreements with Officers and Directors

We have entered into an indemnification agreement with each of our directors and officers. The indemnification agreements require us to indemnify our directors and officers to the fullest extent permitted under Delaware law.

OWNERSHIP OF COMMON STOCK

The following table contains information about the beneficial ownership (unless otherwise indicated) of our common stock as of March 28, 2022 by:

•	each person known by us to beneficially hold 5% or more of our outstanding common stock,
•	each of our directors,
•	each of our named executive officers, and
•	all of our executive officers and directors as a group.

All information is taken from or based upon ownership filings made by such persons with the SEC or upon information provided by such persons to us. Except as otherwise noted, we believe that all of the persons and groups shown below have sole voting and investment power with respect to the common stock indicated.

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Directors, Executive Officers and 5% Stockholders of Golden Minerals (1)	Beneficial Ownership as of March 28, 2022 (2)
	Number	Percentage

The Sentient Group (3)	37,650,684	23.1%

Warren M. Rehn (4)	4,250,000	2.6%

Jeffrey G. Clevenger (5)	1,302,683	*

W. Durand Eppler (6)	730,279	*

Deborah J. Friedman (7)	100,000	*

Kevin R. Morano (8)	644,279	*

Terry M. Palmer (9)	645,279	*

Andrew N. Pullar (10)	—	*

David H. Watkins (11)	647,279	*

Julie Z. Weedman (12)	150,000	*

Directors and Executive Officers as a group (9 persons)(13)	8,469,799	5.0%

*	The percentage of common stock beneficially owned is less than 1%.
(1)	The address of these persons, unless otherwise noted, is c/o Golden Minerals Company, 350 Indiana Street, Suite 650, Golden, Colorado 80401.
(2)

For each holder that holds restricted stock, options, restricted stock units, warrants or other securities that are currently vested or exercisable or that vest or become exercisable within 60 days of March 28, 2022, we treat the common stock underlying those securities as owned by that holder and as outstanding shares when we calculate that holder’s percentage ownership of our common stock. We do not treat that common stock as outstanding when we calculate the percentage ownership of any other holder.

(3)

The amount in the table is based on a Schedule 13D/A filed with the SEC on March 1, 2021 by Sentient Global Resources Fund III, L.P. (“Fund III”), SGRF III Parallel I, L.P. (“Parallel I”), Sentient Executive GP III, Limited (“Sentient Executive III”), Sentient GP III, L.P. (“GP III”), Sentient GP IV, L.P. (“GP IV”), Sentient Global Resources Fund IV, L.P. (“Fund IV”), and Sentient Executive GP IV, Limited (“Sentient Executive IV”) The foregoing are collectively referred to in the table as “Sentient”. Fund III and Parallel I are both Cayman Islands limited partnerships. On December 14, 2020, Parallel I combined with Fund III and as a result, is no longer a separate reporting person. Fund III, together with Parallel I, beneficially now owns zero shares of our common stock, respectively. The sole general partner of each is GP III, which is a Cayman Islands limited partnership. The sole general partner of GP III is Sentient Executive III, which is a Cayman Islands exempted company. Fund IV is a Cayman Islands limited partnership and owns 37,650,684 shares of our common stock. The sole general partner of Fund IV is GP IV, which is a Cayman Islands limited partnership. The sole general partner of GP IV is Sentient Executive IV, which is a Cayman Islands exempted company. Greg Link, Peter Weidmann, Andrew Pullar and Mike de Leeuw are the directors of Sentient Executive III. Greg Link, Peter Weidmann, Andrew Pullar, Mike de Leeuw and Pieter Britz are the directors of Sentient Executive IV. These directors collectively have voting and dispositive power over the Company’s shares held by Sentient upon the unanimous vote of all such directors. The address of the principal offices of the reporting persons (Fund III, Parallel I, Sentient Executive III, GP III, GP IV, Fund IV, and Sentient Executive IV) is: Landmark Square, 1st Floor, 64 Earth Close, West Bay Beach South, P.O. Box 10795, George Town, Grand Cayman KY1-1007, Cayman Islands.

(4)

Consists of 500,000 shares of common stock held directly, and 3,750,000 shares of common stock that can be acquired under KELTIP units, all of which are vested and can be settled in cash or common stock at the option of the Company. Does not include 10,000 shares of common stock owned by Mr. Rehn’s spouse for which he disclaims beneficial ownership.

(5)

Consists of 562,683 shares of common stock held directly; and 740,000 restricted stock units which are vested or will vest within 60 days following March 28, 2022. Does not include 3,200 shares of common stock owned by Mr. Clevenger’s spouse for which he disclaims beneficial ownership.

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(6)	Consists of 93,000 shares of common stock held directly; and 637,279 restricted stock units, all of which are vested or will vest within 60 days following March 28, 2022.
(7)	Consists of 100,000 restricted stock units, all of which are vested or will vest within 60 days following March 28, 2022.
(8)	Consists of 7,000 shares of common stock held directly; and 637,279 restricted stock units, all of which are vested or will vest within 60 days following March 28, 2022.
(9)	Consists of 8,000 shares of common stock held directly; and 637,279 restricted stock units, all of which are vested or will vest within 60 days following March 28, 2022.
(10)

Excludes 620,922 restricted stock units, all of which are vested or will vest within 60 days following March 28, 2022. As a result of certain internal requirements of Sentient Equity Partners, Mr. Pullar will remit to Sentient Equity Partners shares of common stock issued pursuant to the restricted stock units that are received by Mr. Pullar for serving on our board of directors, and therefore disclaims beneficial ownership of such securities.

(11)	Consists of 10,000 shares of common stock held directly; and 637,279 restricted stock units, all of which are vested or will vest within 60 days following March 28, 2022.
(12)	Consists of 150,000 shares of common stock that can be acquired under KELTIP units, all of which are vested and can be settled in cash or common stock at the option of the Company.
(13)

Consists of 1,180,683 shares of common stock held directly; 3,389,116 shares of restricted stock units that are vested or will vest within 60 days following March 28, 2022; and 3,900,000 shares of common stock that can be acquired under KELTIP units, all of which are vested and can be settled in cash or common stock at the option of the Company.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report.

The Audit Committee is currently comprised of Terry M. Palmer (Chairman), W. Durand Eppler and Deborah J. Friedman. The Audit Committee is responsible for overseeing and evaluating the Company’s financial reporting process on behalf of the board of directors, selecting and retaining the independent auditors, and overseeing and reviewing the internal audit function of the Company.

Management has the primary responsibility for the Company’s financial reporting process, accounting principles, and internal controls, as well as preparation of the Company’s financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”). The independent auditors are responsible for performing an audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing reports thereon. The Audit Committee is responsible for overseeing the conduct of these activities. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures or to independently verify the representations made by management and the independent auditors. The Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with GAAP or that an audit of the annual financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), or that the independent auditors are, in fact, “independent.”

The Audit Committee has met and held discussions with management and the independent auditors on a regular basis. The Audit Committee plans and schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its responsibilities. The Audit Committee’s meetings include, whenever appropriate, executive sessions with the independent auditors without the presence of the Company’s management. The Audit Committee has reviewed and discussed with both management and the independent auditors the Company’s consolidated

Page	22

financial statements as of and for the year ended December 31, 2021, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Management advised the Audit Committee that the financial statements were prepared in accordance with GAAP. The Audit Committee has relied on this representation, without independent verification, and on the representations of the independent auditors included in their report on the consolidated financial statements.

The Audit Committee discussed with the independent auditors the matters required to be discussed pursuant to the Statement of Auditing Standards, as amended, the Public Company Accounting Oversight Board (PCAOB) Auditing Standards and the NYSE American listing standards. The independent auditors have provided to the Audit Committee the written disclosures and the letter required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee has discussed with the independent auditors their independence. The Audit Committee has also considered whether the independent auditors’ provision of other non-audit services to the Company is compatible with maintaining auditor independence. The Audit Committee has concluded that the provision of non-audit services by the independent auditors was compatible with the maintenance of independence in the conduct of their auditing functions.

Based upon its review and discussions with management and the independent auditors and the reports of the independent auditors, and in reliance upon such information, representations, reports and opinions, the Audit Committee recommended that the board of directors approve the audited financial statements for inclusion in the Company’s annual report on Form 10-K for the year ended December 31, 2021, and the board of directors accepted the Audit Committee’s recommendations.

Submitted by the Members of the Audit Committee:

Terry M. Palmer, Chairman

W. Durand Eppler

Deborah J. Friedman

OTHER INFORMATION

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities and to furnish us with copies of such reports. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to Golden Minerals during the most recent fiscal year, no person who at any time during the fiscal year was a director or officer of Golden Minerals failed to file on a timely basis, as disclosed in the above forms or reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

Stockholder Proposals

Stockholders may present proposals for stockholder action in our proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by our action in accordance with the proxy rules. Stockholder proposals prepared in accordance with the proxy rules must be received by us on or before December 15, 2022 to be included in our proxy statement for the annual meeting of stockholders in 2023. In addition, in accordance with our Bylaws, if a stockholder proposal is not received by us between January 26, 2023 and the close of business on February 25, 2023, it will not be considered or voted on at the annual meeting. Our Bylaws also contain other procedures to be followed for stockholder proposals for stockholder action, including the nomination of directors. Pursuant to SEC Rule 14a-4(c)(1), if our Corporate

Page	23

Secretary receives any stockholder proposal that is not timely under our Bylaws or after February 28, 2023 if the Bylaws deadline does not apply, the proxies designated by the Board will have discretionary authority to vote on such proposal.

OTHER MATTERS

Our management and the board of directors know of no other matters to be brought before the annual meeting. If other matters are presented properly to the stockholders for action at the annual meeting and any postponements and adjournments thereof, it is the intention of the proxy holders named in the proxy to vote in their discretion on all matters on which the common stock represented by such proxy are entitled to vote.

You are urged to complete, sign, date and return your proxy promptly. You may revoke your proxy at any time before it is voted. If you attend the annual meeting, as we hope you will, you may vote your shares during the meeting.

By order of the Board of Directors,

Julie Z. Weedman
Corporate Secretary

Our Annual Report on Form 10-K filed with the Securities and Exchange Commission (including exhibits) may be obtained at no charge by any stockholder entitled to vote at the annual meeting who writes to: Karen Winkler, Director of Investor Relations, Golden Minerals Company, 350 Indiana Street, Suite 650, Golden, Colorado 80401 or at investor.relations@goldenminerals.com.

Page	24

    P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET
Go To: www.proxypush.com/AUMN
● Cast your vote online
● Have your Proxy Card ready

● Follow the simple instructions to record your vote
PHONE Call 1-866-858-9426
● Use any touch-tone telephone
● Have your Proxy Card ready
● Follow the simple recorded instructions
MAIL
● Mark, sign and date your Proxy Card
● Fold and return your Proxy Card in the postage-paid envelope provided

Golden Minerals Company

Annual Meeting of Stockholders

For Stockholders of record as of March 28, 2022

TIME:         Thursday, May 26, 2022 1:00 PM, Mountain Time

PLACE:     350 Indiana Street, First Floor Conference Center

                   Golden, CO 80401

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Warren M. Rehn and Julie Z. Weedman and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Golden Minerals Company that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 P.M. Mountain Time on May 26, 2022 and any adjournment or postponement thereof. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the sections titled “How To Attend the Annual Meeting” and “How You Can Vote”.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Golden Minerals Company

Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1 AND 2

	PROPOSAL		YOUR VOTE		BOARD OF DIRECTORS RECOMMENDS

1.	To elect eight directors to hold office until the 2023 annual meeting of stockholders or until their successors are elected:
		FOR ☐	WITHHOLD ☐
	1.01 Jeffrey G. Clevenger				FOR

	1.02 Warren M. Rehn	☐	☐		FOR

	1.03 W. Durand Eppler	☐	☐		FOR

	1.04 Deborah J. Friedman	☐	☐		FOR

	1.05 Kevin R. Morano	☐	☐		FOR

	1.06 Terry M. Palmer	☐	☐		FOR

	1.07 Andrew N. Pullar	☐	☐		FOR

	1.08 David H. Watkins	☐	☐		FOR

		FOR ☐	AGAINST ☐	ABSTAIN ☐	FOR
2.	To ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

3.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

You must pre-register if you wish to attend the meeting: www.proxydocs.com/AUMN

PLEASE SIGN, DATE AND RETURN PROPMPTLY IN THE ENCLOSED PRE-PAID ENVELOPE.

Please sign exactly as your name or name(s) appears on this Proxy Card. If held in joint tenancy, all persons should sign individually. If signing as a fiduciary or attorney, please give your exact title. Corporations should provide the full name of the corporation and the title of the authorized officer signing the Proxy/Vote Form.

Signature (and title, if applicable)	Date	Signature (if held jointly)	Date